                                                        Exhibit 10.38.2

                              AMENDMENT No. 2 TO

                             FIXED PRICE CONTRACT

                                    BETWEEN
                                      A)
                             PANAMSAT CORPORATION

                                      AND

                    HUGHES SPACE AND COMMUNICATIONS COMPANY

                                      FOR

                             PAS 1R & GIIIC HS702

                SPACECRAFT, RELATED SERVICES AND DOCUMENTATION


                            CONTRACT No. 97-HCG-001

        AMENDMENT No. 2 TO FIXED PRICE CONTRACT FOR PAS 1R & GIIIC HS702
                 SPACECRAFT, RELATED SERVICES AND DOCUMENTATION

This AMENDMENT No. 2 (the "Amendment"), entered into as of 6 November 2000, by
                                                           -----------
and between PANAMSAT CORPORATION (herein called "Buyer"), a Delaware corporation having a principal place of business at One Pickwick Plaza, Greenwich, Connecticut 06830, and HUGHES SPACE AND COMMUNICATIONS COMPANY (herein called "Contractor"), a Delaware corporation having a principal place of business at 909 North Sepulveda Boulevard, El Segundo, California 90245, amends that certain Fixed Price Contract for PAS 1R & GIIIC HS702 Spacecraft, Related Services and Documentation with an effective date of August 15, 1997 (Contract No. 97-HCG-
001) (the "Agreement").

                                    RECITALS

     WHEREAS, Buyer and Contractor are party to the Agreement, providing for Buyer to purchase and Contractor to provide the PAS 1R & GIIIC Spacecraft, Documentation, and Related Services as therein specified;
     WHEREAS, the Parties now desire to amend the Agreement as a result of negotiations which were held on 3/6/00,
     WHEREAS, the Parties have agreed to a price of [*****] for GIIIC Configuration Change No. 2 deltas for major payload changes, which includes a value of [*****] for settlement of all fungible material for recurring and nonrecurring changes prior to this agreement;
     WHEREAS, Contractor has agreed to waive the grace period for the GIIIC liquidated damages (Reference Paragraph 38.2)
     WHEREAS the Contractor has agreed to provide Test Fixture to PanAmSat for its use upon receipt of appropriate shipping information from PanAmSat;
     WHEREAS, the parties have agreed to a price of [*****] for GIIIC Configuration change deltas for battery and payload changes,
     WHEREAS the Parties have agreed to a price of [*****] for GIIIC Ground Changes;
     WHEREAS, Buyer has selected Sea Launch as the launch vehicle and the Parties have agreed to a contract price reduction of [*****] in accordance with Paragraph 5.3;
     WHEREAS the Parties have agreed to revisions to the PAS1R and G3C SOW Changes;
     WHEREAS the Parties have agreed to revisions to the GIIIC Ground SOW changes in Section 8.2,
     WHEREAS the Parties have agreed to revisions to the GIIIC and PAS1R Technical Specification;
     WHEREAS the Parties have agreed that the Contractor will perform the efforts described in the Uplink Polarization proposal for the GIIIC Program with a contract price increase of [*****];

     WHEREAS the Parties have agreed to an increase to the GIIIC delivery schedule for a total of 8 days and a price increase of [*****] due to the South American LHCP & RHCP EIRP; the Ku-IMUX Filter design and the C-band Interconnnect Changes,

                                   AGREEMENT

     NOW, THEREFORE, the Parties hereby agree to amend and restate the Agreement as follows:

1. ARTICLE 1.  EXHIBITS AND INCORPORATIONS is hereby amended as follows:
   ---------------------------------------
     (a) Exhibit A shall reflect the Spacecraft Statement of Work for PAS 1R and G3C;
     (b) Exhibit A1 shall reflect the changes in the Ground SOW for G3C

(b)  EXHIBIT B.  The PAS 1R Spacecraft Specification, Exhibit B, dated March
     ----------
     1998, Rev. 04/06/98, attached to this amendment is hereby amended and
                                                        ------------------
     restated in its entirety with the PANAMSAT specification dated 12/9/99;
     -----------------------------------------------------------------------
     Exhibit B1 for the G3C Specification is hereby amended and restated in its
     --------------------------------------------------------------------------
     entirety with the PANAMSAT specification dated 8/25/99.
     ------------------------------------------------------

     Page two (2) of the Agreement is replaced by page two (2) "Amendment No.
     2."

2. ARTICLE 4.  DELIVERABLES AND SCHEDULE is hereby amended as follows:
   -------------------------------------

   Section 4.1, Item 1B., is hereby amended by adding 8 days to the GIIIC
   -----------
   Shipment Date and changing the delivery point from Balkonur to the Sea Launch Facility in Long Beach. The Shipment Date is changed from "April 1, 2001" to "April 9, 2001."

   Page seven (7) of the Agreement is replaced by page seven (7) "Amendment No. 2."


3. ARTICLE 5.  PRICE is hereby amended as follows:
   -----------------

   Section 5.1(b) for GIIIC is hereby amended by replacing [*****].
   ------------------------

   Page twelve (12) of the Agreement is replaced by page twelve (12) "Amendment No. 2."

4. ARTICLE 6.  PAYMENTS is hereby amended as follows:
   --------------------

   Section 6.2, Table 6.2.2, Galaxy IIIC - Progress Payment Plan, is hereby
   -----------
   amended and restated as attached, page 15, Table 6.2.2 Galaxy IIIC - Progress Payment Plan.

5. ARTICLE 38, LIQUIDATED DAMAGES is hereby amended as follows:
   Paragraph 38.2.1 is deleted and Paragraph 38.2.2 shall be re-numbered as
   38.2.1 and shall reflect the deletion of the thirty day grace period for the GIIIC Program;

6. Each capitalized term used but not defined in this Amendment shall have the same meaning described to such term in the Agreement. Except as amended by this Amendment, the Agreement shall continue in full force and effect.

7. For clarity and continuity purposes, replacement pages of the Contract are attached hereto, and are designated with "Amendment No. 2" in the lower left hand corner. There are no other Amendments to the Contract except as expressly set forth herein.



IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 to the PAS 1R & Galaxy IIIC Agreement.

HUGHES SPACE AND                          PANAMSAT CORPORATION
COMMUNICATIONS COMPANY


By:                                       By:
   ----------------------------              ----------------------------

   ----------------------------              ----------------------------
            (printed)                                 (printed)

Title:                                    Title:
      -------------------------                 -------------------------

Date:                                     Date:
     --------------------------                --------------------------

ARTICLE 1.  EXHIBITS AND INCORPORATIONS

The following documents are hereby incorporated and made a part of this Contract with the same force and effect as though set forth herein:

1.1 Exhibit A - PAS 1R & Galaxy IIIC Statement of Work - dated August 1997 Exhibit A1 will reflect the differences in the Ground SOW for G3C and is dated June 2000.

1.2 Exhibit B - PAS 1R & PAS 9 Spacecraft Specification - September 1997 for PAS 1R and October 1997 for PAS 9. Will be replaced by Exhibit B dated
                                         -----------------------------------
     December 1999 for PAS 1R (Revision A).  The current Galaxy 3C Spacecraft
     ------------------------------------------------------------------------
     Specification is dated 8/99.
     ----------------------------

1.3 Exhibit C - PAS 1R & Galaxy IIIC Spacecraft Integration Test Plan - August 1997.

1.4  Exhibit D - PAS 1R & Galaxy IIIC Product Assurance Plan - dated August 1997

1.5  Exhibit E - Certain Documentation - dated August 1997.

1.6  Exhibit F - Maximum Termination Liability - dated October 1997.

1.7  Exhibit G - Optional Spacecraft Satellite Payment Plan - dated October 1997

1.8  Exhibit H - Replacement Spacecraft Payment Plan - dated October 1997.

1.9  Exhibit I - List of Agreed Exhibit Changes - dated October 1997

                                               Buyer _______  Contractor _______

ARTICLE 4.  DELIVERABLES AND SCHEDULE

     4.1 The following deliverables to be furnished under this Contract shall be furnished at the designated location(s) on or before the dates specified below:

---------------------------------------------------------------------------------------------
                                        Date of Shipment           Location of Shipment
                                            Delivery                   Delivery or
          Deliverables                   or Performance                Performance
---------------------------------------------------------------------------------------------
1A. One PAS 1R Spacecraft                May 22, 1999/1/          . Shipped from Contractor's
    ("PAS 1R)                            ---------------            facility.
                                        ("Shipment Date")         . Delivery Site at Ariane
                                                                    facility, Kourou, French
                                                                    Guyana (subject to change
                                                                    pursuant to Paragraph
                                                                    4.2.)
---------------------------------------------------------------------------------------------
1B. One Galaxy IIIC Spacecraft            April 9, 2001           . Shipped from Contractor's
    ("Galaxy IIIC)                      ("Shipment Date")           facility.
                                                                  . Delivery Site at Sea
                                                                                  ------
                                                                    Launch Facility, Long
                                                                    ---------------------
                                                                    Beach, CA (subject to
                                                                    ---------
                                                                    change to Paragraph 4.2.)

---------------------------------------------------------------------------------------------
2A. Launch Support, Mission             In Accordance with        . Performance Site to be
    Operations and In-Orbit Testing     Exhibit A                   determined pursuant to
    for PAS 1R ("Related Services")                                 Paragraph 4.2.
                                                                  . Fillmore, California
                                                                  . Castle Rock, Colorado
                                                                  . El Segundo, California
---------------------------------------------------------------------------------------------

                                               Buyer _______  Contractor _______

ARTICLE 5.  PRICE

     5.1 The total price (the "Contract Price") for Contractor to provide Spacecraft, Documentation and Related Services shall be as follows:

          For PAS 1R, [*****]

          (b)   For Galaxy IIIC, [*****]

     5.2 Buyer shall pay Contractor the Contract Price stated in Paragraph 5.1 above in accordance with Article 6, Paragraph 6.2 of this Contract.

     5.3 The Contract Price for each Spacecraft identified in Paragraph 5.1 are contingent upon the utilization of the launch vehicles initially designated for such Spacecraft in Paragraph 4.2.1. If Buyer changes the designated launch vehicle for the Spacecraft in accordance with Paragraph 4.2.1 (as opposed to Article 29), the Contract Price for the applicable Spacecraft shall be adjusted in accordance with the following table:

                                  Table 5.3.1
                                  -----------

                          Adjustment to Contract Price
                          ----------------------------

-------------------------------------------------------------------------------------------
                Launch Vehicle                          PAS 1R             Galaxy IIIC
-------------------------------------------------------------------------------------------
                  Sea Launch                           [*****]               [*****]
-------------------------------------------------------------------------------------------
                    Ariane                             [*****]               [*****]
-------------------------------------------------------------------------------------------
                    Proton                             [*****]               [*****]
-------------------------------------------------------------------------------------------

**Amendment 2:  Buyer has chosen Sea Launch

                                               Buyer _______  Contractor _______

                                  Table 6.2.2
                      Galaxy IIIC - Progress Payment Plan
                      -----------------------------------

--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------
[*****]                                         [*****]            [*****]
--------------------------------------------------------------------------------------

/1/ [*****]
/2/ [*****]

              38.1.6 In the event of any delay of a partial  month,  the amounts specified in Paragraphs 38.1.2,  38.1.3,  38.1.4 and 38.1.5 shall be pro rated on a day-for-day manner based upon the number of days in such month.

       38.2 In the event that the shipment of PAS 9 is delayed due to the fault of Contractor (and/or Contractor's subcontractors or suppliers) and not shipped on or before the PAS 9 Shipment Date identified under Article 4 (as such date may be adjusted by mutual agreement of the Parties), Contractor shall pay to Buyer liquidated damages as follows:

              [*****]
              38.2.1 For each [*****] of delay, Contractor shall pay to [*****];
                     and

                                               Buyer _______  Contractor _______

              38.2.2 In the event of any delay of a  partial  one-month  period, the amounts specified in Paragraph [*****] shall be pro rated on a day-for-day manner based upon the number of days in such one-month period.

       38.3 In addition, in the event that Contractor does not begin [*****] on or before the date (the "Test Date") that is [*****] prior to the then-existing Shipment Date, Contractor shall pay to Buyer liquidated damages in the amount of [*****]











                                               Buyer _______  Contractor _______